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                                                                   EXHIBIT 10(m)

                        SUPERCONDUCTIVE COMPONENTS, INC.
                        10% SUBORDINATED PROMISSORY NOTE

                                                                   March 1, 1993

     SUPERCONDUCTIVE COMPONENTS, INC., an Ohio corporation (the "Company"), promises to pay to the order of Ingeborg V. Funk and Edward R. Funk, as tenants in common, at 567 Welling Way, Worthington, Ohio 43085, the aggregate principal sum of the advances listed on Schedule 1 as amended from time to time and attached hereto and incorporated herein (the "Principal Sum"), together with interest on the unpaid balance of the Principal Sum until paid at the rate of ten percent (10%) per annum.

     Interest calculations shall be based on a 360-day year consisting of twelve
(12) thirty (30) day months and shall be based on the actual number of days elapsed.

     1. PAYMENT.

        (a) Payment shall be made by wire transfer or in other immediately available funds in lawful money of the United States of America to an account specified by the holder.

        (b) Interest on the unpaid Principal Sum shall accrue through December 31, 1994, and such accrued interest plus the unpaid Principal Sum shall constitute a new Principal Sum. Thereafter, this new Principal Sum, plus accrued interest thereon, shall be due and payable in twelve (12) equal, consecutive, quarterly installments commencing March 31, 1995 and continuing on the last day of each quarter thereafter until the entire new Principal Sum, together with all accrued and unpaid interest thereon, is paid in full.

        (c) This Note may be prepaid prior to maturity, at the option of the Company, at any time without prepayment premium.

     2. SUBORDINATION OF NOTE.

        2.1 The indebtedness evidenced by this Note, including the Principal Sum or the new Principal Sum, as the case may be, and interest thereon, shall be subordinated and subject in right and payment, to the extent and in the manner set forth in this Section 2 to the prior payment in full of all Senior Indebtedness of the Company, as defined in Section 2.2 below, and each holder of this Note, by his acceptance hereof, agrees to and shall be bound by the provisions of this Section 2.

        2.2 The term "Senior Indebtedness" shall mean any and all indebtedness and obligations of the Company including without limitation principal, premium, if any, interest fees, costs and other expenses, under any documents or instruments evidencing, creating, governing or securing any loan made by a banking or financial institution to the Company and any secured loan and indebtedness constituting deferrals, renewals, extensions and refundings of any such



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indebtedness, unless the instrument for such loan provides that such indebtedness is subordinated to, or on a parity with, this Note, or otherwise not superior in right or payment to this Note.

        2.3 Upon the liquidation or reorganization of the Company (whether in bankruptcy, insolvency, or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company, or otherwise):

        (a) all Senior Indebtedness shall first be paid in full, or provision made for such payment in cash, before any payment is made on account of the principal or interest on the indebtedness evidenced by this Note; and

        (b) any distribution of assets of the Company, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by the plan if reorganization or readjustment which does not alter or impair, within the meaning of 11 U.S.C. 1124, the rights of the holders of Senior Indebtedness, the payment of which the securities is subordinated, at least to the extent provided in this Section 2 with respect to this Note, to the payment of all Senior Indebtedness which may be at the time outstanding), on account of the indebtedness evidenced by this Note to which the holders of this Note would be entitled except for the provisions of this Section 2, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for benefit of creditors, or other liquidating agent making such payment, or distribution, direct to the holders of Senior Indebtedness or their representatives, to the extent necessary to pay in full all Senior Indebtedness after giving effect to any other payment or distribution, or provision therefore in cash, to the holders of such Senior Indebtedness.

        2.4 Upon the maturity of any of the Senior Indebtedness by lapse of time, acceleration or otherwise, all principal of and interest due thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made on account of the principal or interest on this Note.

        2.5 Upon the occurrence of an event of default with respect to any of the Senior Indebtedness, which event would permit the holder of such Senior Indebtedness to accelerate the maturity thereof (and in addition, if the default is other than default in the payment of principal of, premium, if any, or interest on the Senior Indebtedness, upon written notice of said default given to the Company and to the holder of the Note by the holders of the Senior Indebtedness) then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal or interest on this Note.

        2.6 In the event that, contrary to the provisions of Section 2.3, 2.4 or
2.5 hereof, any payment or distribution of assets of the Company of any character, whether in cash, securities or other property, is received by the holder of this Note before the Senior Indebtedness is paid in full, such payment or distribution shall be held by the holder of this Note in trust for



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the benefit of, and will be paid over or delivered to, the holders of the Senior
Indebtedness (or their representative or representatives) until the Senior Indebtedness has been paid in full, after giving effect to the concurrent payment or distribution (or provision therefore) to the holders of the Senior Indebtedness.

        2.7 Upon the occurrence of any of the events described in Section 2.3,
2.4 or 2.5, and subject to the payment in full of all Senior Indebtedness, the holder of this Note will not exercise any collection rights or any other rights or remedies with respect to this Note, including, without limitation, any action in any court of law to obtain a judgment on any indebtedness then outstanding on this Note, without the prior written consent of the holders of the Senior Indebtedness.

        2.8 Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated (pro rata based on respective amounts paid over for the benefit of the holders of Senior Indebtedness with the holders of any other subordinated indebtedness of the Company that by its terms ranks pari passu with this Note such subordinated indebtedness being hereinafter in this Section 2.8 referred to as "pari passu indebtedness") to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on Senior Indebtedness until the principal of and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payment distributions to the holders of Senior Indebtedness of any cash, property or securities as a result of this subordination shall be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Section 2 are solely for the purpose of defining the relative rights of the holders of this Note and the holders of pari passu indebtedness and the holders of Senior Indebtedness.

        2.9 No right of any present holder of the Senior Indebtedness to enforce subordination as provided in this Section 2 will at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

        2.10 As long as none of the events described in Section 2.3, 2.4 and 2.5 have occurred, the holder of this Note shall be entitled to receive and retain all regularly scheduled payments of principal and interest under this Note, provided, however, that the holder of this Note shall not accept, nor shall the Company make, any unauthorized prepayment on the Note, nor amend the payment schedule under this Note, without the prior written consent of holder of the Senior Indebtedness.

     3. EVENTS OF DEFAULT. This Note, together with accrued and unpaid interest thereon, shall become and be due and payable upon demand made by the holder hereof, without presentation, protest or further demand or notice of any kind (all of which are expressly waived by the Company), if one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:



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        (a) default in the payment of principal or interest on the Note whether at maturity, by acceleration or otherwise, and continuance thereof for a period of 10 days following written notice to the Company specifying such default; or

        (b) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company in an involuntary case or proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under federal bankruptcy law or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

        (c) the institution by the Company of a voluntary case or proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law or of any case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect to the entry of a decree or order for relief in respect of the Company, in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the institution of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

        (d) default In the payment of any amount due or performance of any obligation under any Senior Indebtedness, or under any other material indebtedness of the Company.

     4. REMEDIES. In case of one or more of the Events of Default specified in
Section 3 of this Note shall happen and be continuing, the holder of this Note may, at its option, declare by notice to the Company, that this Note shall thereupon be and become, forthwith due and payable, together with accrued interest thereon, and may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific



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performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right or the holder of this Note. No remedy herein conferred upon the holder is intended to be exclusive or any other remedy, shall be cumulative and shall be in addition to every other remedy given hereunder or now or otherwise. If any holder of this Note retains an attorney in connection with any default or to collect, enforce or defend this Note in any lawsuit or in any reorganization, bankruptcy or other proceeding, then the Company agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in such suit or proceeding, including reasonable attorneys' fees.

     5. TRANSFER BY HOLDER. THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND A FAVORABLE OPINION OF COUNSEL FOR THE COMPANY TO THAT EFFECT IS OBTAINED.

     6. APPLICABLE LAW. This Note shall be governed by, and construed in accordance with the laws of the State of Ohio applicable to contracts made and performed entirely within that state.

     7. SUCCESSORS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     8. NO IMPLIED WAIVER. No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder hereof and no delay on the part of the holder hereof in exercising any right hereunder shall so operate. This Note may be amended only by written instrument signed by the party to be charged.

     9. HEADINGS. The headings of the Sections and subsections of this Note are inserted for convenience only and do not constitute a part of this Note.

     10. TRANSFER OR EXCHANGE OF NOTES. The Company shall keep at its office a register in which the Company shall provide for the registration of the Note and for the registration of transfer and exchange of the Note. The holder of this Note at its option may either in person or by duly authorized attorney-in-fact surrender the game for registration of transfer or exchange at the office of the Company and, without expense to such holder (other than transfer taxes, if any), receive in exchange therefor a Note or Notes, each in the principal amount as such holder may reasonably request, dated as of the date to which interest has been paid on this Note, and payable to, and registered in the name or names of, such person or persons as may be designated by such holder, for the same aggregate principal amount as the then unpaid principal amount of this Note; provided, no transfer or exchange will be permitted unless made in compliance with the


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restrictions on transfer described in Section 5 above. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer duly executed, by the holder of such Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office.

     IN WITNESS WHEREOF, Superconductive Components, Inc. has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                           SUPERCONDUCTIVE COMPONENTS, INC.,
                                           an Ohio corporation


                                           By: /s/ Edward R. Funk
                                               --------------------------------


                                           Name: Edward R. Funk
                                                 ------------------------------


                                           Title: President
                                                  -----------------------------

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